[LOGO] GOLDEN
CAPITAL MANAGEMENT


                                                                     PROSPECTUS

                                                     GOLDEN LARGE CAP CORE FUND
                                                           INSTITUTIONAL SHARES
                                                                INVESTOR SHARES

                                                     GOLDEN SMALL CAP CORE FUND
                                                           INSTITUTIONAL SHARES
                                                                INVESTOR SHARES

                                                               NOVEMBER 1, 2007


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
                      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS

                    RISK/RETURN SUMMARY                   2

                    Golden Large Cap Core Fund            2
                      Investment Objective                2
                      Principal Investment Strategies     2
                      Principal Investment Risks          4
                      Who May Want to Invest in the Fund  4

                    Golden Small Cap Core Fund            5
                      Investment Objective                5
                      Principal Investment Strategies     5
                      Principal Investment Risks          7
                      Who May Want to Invest in the Fund  8

                    PERFORMANCE                           9

                    FEE TABLE                            13

                    MANAGEMENT                           15

                    YOUR ACCOUNT                         18

                      How to Contact the Funds           18
                      General Information                18
                      Buying Shares                      20
                      Selling Shares                     26
                      Choosing a Share Class             29
                      Exchange Privileges                30
                      Retirement Accounts                30

                    PORTFOLIO MANAGER PAST PERFORMANCE   31

                    OTHER INFORMATION                    36

                    FINANCIAL HIGHLIGHTS                 38

CONCEPTS TO UNDERSTAND

COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
EQUITY SECURITY means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.
FREE CASH FLOW means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

 RISK/RETURN SUMMARY

This prospectus discloses information regarding Institutional and Investor shares for Golden Large Cap Core Fund (formerly Golden Large Core Value Fund) and Golden Small Cap Core Fund (formerly Golden Small Core Value Fund) (each a "Fund" and collectively the "Funds"). Currently, Investor Shares are not offered for sale.

GOLDEN LARGE CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations ("80% Policy"). Large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the S&P 500 Index or the Russell 1000 Index. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy. As of September 30, 2007, the market capitalizations of the companies in the S&P 500 Index ranged from $1.3 billion to $513 billion. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalizations. As of September 30, 2007, the market capitalizations of the companies in the Russell 1000 Index ranged from $901 million to $521 billion. The Fund will provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed value-biased portfolio of large-cap companies that exhibit the likelihood of meeting or exceeding earnings expectations.

THE ADVISER'S PROCESS - PURCHASING PORTFOLIO SECURITIES Golden Capital Management, LLC (the "Adviser") uses a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of companies that consist of the top 60% of the largest 3,000 U.S. listed securities by market capitalization. The Adviser applies liquidity, quality and restriction screens to reduce the number of companies to approximately 1000. The Adviser then uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap, meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.

The Adviser's valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cash flow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company's relative value.

The Adviser's earnings surprise model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser's liquidity model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings surprise and liquidity) combine to form the Adviser's total composite model. The Adviser only considers purchasing for the Fund's portfolio stocks of the companies that rank in the top two deciles of the total composite model. The valuation and earnings surprise models carry the largest weight within the total composite model. Companies within the top two deciles of the total composite model (approximately 50-80) companies comprise the "selection universe" and merit further individual, qualitative analysis. The Adviser's analysis may include evaluating such companies' management strength, product quality, competitor actions, and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused target portfolio of approximately 50 securities diversified among all major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund's investment criteria.

THE ADVISER'S PROCESS - SELLING PORTFOLIO SECURITIES The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or any of its three sub-models (valuation, earnings surprise or liquidity). In determining which of these stocks to sell, the Adviser may consider the Adviser's controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the Adviser performs a review of the company's fundamental outlook to validate the models' rankings. Upon the sale of any security, the proceeds are fully reinvested in what the Adviser determines is the single most attractive security within the selection universe.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  .  The stock market goes down;

  . The stock market does not recognize the value of the stocks in the Fund's portfolio;

  .  Value stocks fall out of favor with the stock market;

  .  The Adviser's strategy may fail to produce the intended results; and

  .  The earnings of portfolio companies may decline.

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Are willing to tolerate significant changes in the value of your investment

  .  Are pursuing a long-term goal

  .  Are seeking a fund investing in large cap companies

  .  Are willing to accept high short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

  .  Need regular income or stability of principal

  .  Are pursuing a short-term goal or investing emergency reserves.

CONCEPTS TO UNDERSTAND

COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
EQUITY SECURITY means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.
FREE CASH FLOW means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

GOLDEN SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with small market capitalizations ("80% Policy"). Small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the S&P SmallCap 600 Index or the Russell 2000 Index. The S&P SmallCap 600 Index is a small cap index measuring a segment of the market renowned for poor trading liquidity and financial instability. As of September 30, 2007, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from $70 million to $5.6 billion. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2007, the market capitalizations of the companies in the Russell 2000 Index ranged from $72 million to $5.3 billion. The Fund will provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed value-biased portfolio of smaller companies that exhibit the likelihood to meet or exceed earnings expectations.

THE ADVISER'S PROCESS - PURCHASING PORTFOLIO SECURITIES

The Adviser uses a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of small cap companies that are less than $2.5 billion in market capitalization. The Adviser applies liquidity, quality and restriction screens to reduce the number of smaller companies to approximately 1,000. Then the Adviser uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap, meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.

The Adviser's valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cash flow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company's relative value.

The Adviser's earnings surprise model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser's liquidity model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings surprise and liquidity) combine to form the Adviser's total composite model. The Adviser only considers purchasing for the Fund's portfolio stocks of the companies that rank in the top two deciles of the total composite model. The valuation and earnings surprise models carry the largest weight within the total composite model. Companies within the top two deciles of the total composite model (approximately 75-100 companies) comprise the "selection universe" and merit further individual, qualitative analysis. The Adviser's analysis may include evaluating such companies management strength, product quality, competitor actions, and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities diversified among all major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund's investment criteria.

THE ADVISER'S PROCESS - SELLING PORTFOLIO SECURITIES The Adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or any of its three sub-models (valuation, earnings surprise or liquidity). In determining which of these stocks to sell, the Adviser may consider the Adviser's controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the Adviser performs a review of the company's fundamental outlook to validate the models' rankings. Upon the sale of any security, the proceeds are fully reinvested in what the Adviser determines is the single most attractive security.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  .  The stock market goes down;

  . The stock market does not recognize the value of the stocks in the Fund's portfolio;

  .  Value stocks fall out of favor with the stock market;

  .  The Adviser's strategy may fail to produce the intended results; and

  .  The earnings of portfolio companies may decline.

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SPECIFIC RISKS OF SMALL COMPANIES Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

  . The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies;

  . Smaller companies are more likely to experience changes in earnings and growth prospects than larger, more established companies, and this could have a significant impact on the price of the security;

  . The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested;

  . More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks; and

  . At certain times, the stock market may not favor the smaller securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Are willing to tolerate significant changes in the value of your investment

  .  Are pursuing a long-term goal

  .  Are seeking a fund investing in small cap companies

  .  Are willing to accept high short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

  .  Need regular income or stability of principal

  .  Are pursuing a short-term goal or investing emergency reserves.

 PERFORMANCE

GOLDEN LARGE CAP CORE FUND

The following bar chart shows the annual return of the Fund's Institutional Share class for the recent calendar year. The table on the following page provides an indication of the risks of investing in the Golden Large Cap Core Fund's Institutional Share class by showing the variability of the Golden Large Cap Core Fund's returns and by comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund's Investor Share class because the class has not commenced operations.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE BEFORE AND AFTER TAXES AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the full calendar year that the Fund has operated.

                            YEAR ENDED DECEMBER 31

                                    [CHART]
            2006
            ----
           12.89%

The calendar year-to-date total return as of September 30, 2007 was 7.14%.

During the period shown in the chart, the highest quarterly return was 6.82% (for the quarter ended December 31, 2006), and the lowest quarterly return was -3.46% (for the quarter ended June 30, 2006).

The following table also compares the Fund's average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund Institutional class shares as of December 31, 2006 to the S&P 500 Index.

                                                          SINCE INCEPTION
      INSTITUTIONAL CLASS                          1 YEAR  (09/13/2005)
      Return Before Taxes                          12.89%     11.80%
      Return After Taxes on Distributions          12.82%     11.72%
      Return After Taxes on Distributions and Sale
        of Fund Shares                              8.47%     10.05%
      S&P 500 Index                                15.79%     13.63%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund's primary benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

GOLDEN SMALL CAP CORE FUND

The following bar chart shows the annual return of the Fund's Institutional Share class for the recent calendar year. The table on the following page provides an indication of the risks of investing in the Golden Small Cap Core Fund's Institutional Share class by showing the variability of the Golden Small Cap Core Fund's returns and by comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund's Investor Share class because the class has not commenced operations.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE BEFORE AND AFTER TAXES AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the full calendar year that the Fund has operated.

                            YEAR ENDED DECEMBER 31

                                    [CHART]
            2006
            ----
            10.77%

The calendar year-to-date total return as of September 30, 2007 was 3.89%.

During the period shown in the chart, the highest quarterly return was 9.83% (for the quarter ended March 31, 2006), and the lowest quarterly return was -3.33% (for the quarter ended September 30, 2006).

The following table also compares the Fund's average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund Institutional class shares as of December 31, 2006 to the S&P Small Cap 600 Index and the Russell 2000 Index.

                                                          SINCE INCEPTION
      INSTITUTIONAL CLASS                          1 YEAR   (09/13/05)
      Return Before Taxes                          10.77%     13.82%
      Return After Taxes on Distributions          10.77%     13.82%
      Return After Taxes on Distributions and Sale
        of Fund Shares                              7.00%     11.78%
      S&P SmallCap 600 Index                       15.12%     11.73%
      Russell 2000 Index                           18.37%     14.23%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P SmallCap 600 Index is the Fund's primary benchmark. It is an unmanaged market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. Unlike the performance figures of the Fund, the S&P SmallCap 600 Index's performance does not reflect the effect of expenses.

The Russell 2000 Index is an unmanaged index which measures performance of the 2,000 companies that are between the 1,000/th/ and 3,000/th/ largest in the market. Unlike the performance figures of the Fund, the Russell 2000 Index's performance does not reflect the effect of expenses.

 FEE TABLE

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

   SHAREHOLDER FEES                GOLDEN LARGE CAP       GOLDEN SMALL CAP
   (FEES PAID DIRECTLY FROM           CORE FUND              CORE FUND
   YOUR INVESTMENT)
                                INSTITUTIONAL INVESTOR INSTITUTIONAL INVESTOR
                                   SHARES      SHARES     SHARES      SHARES
   Maximum Sales Charge
     (Load) Imposed on
     Purchases (as a percentage
     of the offering price)         None        None       None        None
   Maximum Sales Charge
     (Load) Imposed on
     Reinvested Distributions       None        None       None        None

                  Maximum Deferred Sales
                    Charge (Load) Imposed
                    on Redemptions (as a
                    percentage of the sale
                    price)                 None None None None
                  Redemption Fee (as a
                    percentage of amount
                    redeemed)              None None None None
                  Exchange Fee (as a
                    percentage of amount
                    redeemed)              None None None None

         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
         Management Fees/(1)/         0.70% 0.70%      1.10% 1.10%
         Distribution and/or Service
           (12b-1) Fees/(2)/           None 0.25%       None 0.25%
         Other Expenses               0.01% 0.01%/(3)/ 0.01% 0.01%/(3)/

            TOTAL ANNUAL FUND
              OPERATING EXPENSES       0.71% 0.96%     1.11% 1.36%
            FEES WAIVERS AND EXPENSE
              REIMBURSEMENTS/(4)/    (0.01)% (0.01)% (0.01)% (0.01)%
            TOTAL NET OPERATING
              EXPENSES/(4)/            0.70% 0.95%     1.10% 1.35%

/(1)/Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the

  Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.
/(2)/The Funds have adopted a Rule 12b-1 Plan for the Investor Shares and that allows the Funds to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders.
/(3)/Based on estimated annualized expenses for a 12 month period.
/(4)/Based on contractual waivers through October 31, 2008, the Adviser has agreed to waive its fee and reimburse each Fund's expenses to the extent that the total annual fund operating expenses exceed these figures (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses). The contractual waivers may be changed or eliminated with the consent of the Board of trustees at any time.

EXAMPLE:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund's Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         GOLDEN LARGE CAP       GOLDEN SMALL CAP
                            CORE FUND              CORE FUND
                      INSTITUTIONAL INVESTOR INSTITUTIONAL INVESTOR
                         SHARES      SHARES     SHARES      SHARES
             1 Years      $ 72       $   97     $  112      $  137
             3 Years      $226       $  305     $  352      $  430
             5 Years      $394       $  530     $  611      $  744
             10 Years     $882       $1,177     $1,351      $1,634

 MANAGEMENT

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Funds' Statement of Additional Information ("SAI").

THE ADVISER

The Funds' Adviser is Golden Capital Management, LLC, Five Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, NC 28262. The Adviser is an SEC-registered investment adviser that specializes in domestic equity strategies for a variety of institutional, fund, high net worth individual and other clients. Employees of the Adviser own, indirectly, a majority of the Adviser's ownership interests. Wachovia Corporation, a large financial services holding company, owns, indirectly, 45% of the Adviser's ownership interests.

The lead portfolio managers for the Funds, Greg W. Golden and Jeff C. Moser, have over 40 years' investment management experience and have worked together since 1992. They have been responsible for (i) the managed accounts and institutional accounts invested in the Golden Large Cap Core strategy since the strategy's inception on December 31, 1995 and (ii) the managed accounts and institutional accounts invested in the Golden Small Cap Core strategy since the strategy's inception on June 30, 2002.

Subject to the general supervision of the Board, the Adviser makes investment decisions for the Funds. The Adviser receives an annual advisory fee from each Fund at an annual rate equal to 0.70% of the Large Cap Core Fund's average annual daily net assets and 1.10% of the Small Cap Core Fund's average annual daily net assets. For fiscal year ended June 30, 2007, the Funds paid advisory fees of .70% and 1.10% of Golden Large Cap Core Fund's and Golden Small Cap Core Fund's average daily net assets, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1, extraordinary expenses and non-recurring expenses.

As of June 30, 2007, the Adviser had approximately $5 billion in assets under management.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Adviser is included in the Funds' annual report for the period ending June 30, 2007.

PORTFOLIO MANAGEMENT

The Adviser has established a Portfolio Management Team, which consists of Greg Golden and Jeff Moser, the founders of the firm, and John Campbell. The members of the team work together on a consultative basis to develop and execute each Fund's investment program. Mr. Golden is the team leader with respect to the Small Cap Core Fund and has day-to-day responsibility for managing the Fund. He has been managing money for more than 18 years and has worked for Golden Capital Management since 1999. Mr. Moser is the team leader with respect to the Large Cap Core Fund and has day-to-day responsibility for managing the Fund. Mr. Moser has been managing money for more than 21 years and has worked for Golden Capital Management since 1999. Mr. Campbell assists Messrs. Golden and Moser in developing the Funds' investment strategies and provides research analysis.

GREG W. GOLDEN, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser's Portfolio Management Team. Prior to founding Golden Capital Management in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute, the CFA North Carolina Society and the Chicago Quantitative Alliance.

JEFF C. MOSER, CFA, serves as Chief Operating Officer and Chairman of the Investment Policy Committee and is a member of the Adviser's Portfolio Management Team. Prior to founding Golden Capital Management in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst
(CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

JOHN R. CAMPBELL, CFA, serves as a portfolio manager for the Adviser and is a member of the Adviser's Portfolio Management Team. Prior to joining the Adviser in March 2006, Mr. Campbell served as Vice President-Investment Management at Placemark Investments, where he was instrumental in the development, testing, and implementation of a quantitative investment process to deliver customized and tax-efficient managed account solutions. Mr. Campbell began his career with Placemark in 2000. Mr. Campbell received a B.S. Degree in Nuclear Engineering from Texas A&M University and an M.B.A. from Southern

Methodist University, from which he graduated with honors. He was awarded the Chartered Financial Analyst (CFA) designation in 2001 and is a member of the CFA Institute.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

FUND EXPENSES

The Adviser is obligated to pay most of the Fund's operating expenses (see "Management - The Adviser"). Expenses of a Fund include that Fund's own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

HOW TO CONTACT THE FUNDS

WRITE TO US AT:
 Golden Funds
 P.O. Box 182218
 Columbus, OH 43218-2218
OVERNIGHT ADDRESS:
 Golden Funds
 3435 Stelzer Road
 Columbus, OH 43219
TELEPHONE US AT:
 (800) 206-8610 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
 Citibank, N.A.
 New York, New York
 ABA #021000089
FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account #30576692
 [Name of Your Fund]
 (Your Name)
 (Your Account Number)

 YOUR ACCOUNT

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange ("NYSE") is open. Under unusual circumstances, each Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class at the Net Asset Value ("NAV") of a share of that Fund class next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 20 through 30). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day's NAV of the relevant Fund class. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Funds may accept orders and calculate NAV when the NYSE is closed if deemed appropriate by the Funds' officers. The time at which each Fund's NAV is calculated may change in case of an emergency.

Each Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund calculates it's NAV.

The Small Cap Core Fund invests in the securities of smaller companies. The Fund's investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a Fund's portfolio investments trade in markets on days when that Fund is not open for business, that Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which that Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

A Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

BUYING SHARES Currently, Investor Shares are not offered for sale.

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, no Fund accepts purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Golden Funds" or to one or more owners of the account and endorsed to "Golden Funds". A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Funds accept investments in the following minimum amounts:

                                                    MINIMUM    MINIMUM
                                                    INITIAL   ADDITIONAL
                                                   INVESTMENT INVESTMENT
        INSTITUTIONAL SHARES
         Standard Accounts                           $2,500     $1,000
         Traditional and Roth IRA Accounts           $2,500     $1,000
         Accounts with Systematic Investment Plans   $  500     $  500
        INVESTOR SHARES
         Standard Accounts                           $2,500     $  500
         Traditional and Roth IRA Accounts           $2,500     $  500
         Accounts with Systematic Investment Plans   $  100     $  100

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

A Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund's policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of a Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of smaller companies may make the Small Cap Core Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          . Instructions must be
              PROPRIETORSHIP AND JOINT    signed by all persons
              ACCOUNTS                    required to sign
              Individual accounts are     exactly as their names
              owned by one person, as     appear on the account
              are sole proprietorship   . Provide a power of
              accounts. Joint accounts    attorney or similar
              have two or more owners     document for each
              (tenants)                   person that is
                                          authorized to open or
                                          transact business if
                                          not a named account
                                          owner.
              GIFTS OR TRANSFERS TO A   . Depending on state
              MINOR                       laws, you can set up a
              (UGMA, UTMA)                custodial account
              These custodial accounts    under the UGMA or the
              provide a way to give       UTMA
              money to a child and      . The custodian must
              obtain tax benefits         sign instructions in a
                                          manner indicating
                                          custodial capacity
              BUSINESS ENTITIES         . Provide certified
                                          articles of
                                          incorporation, a
                                          government-issued
                                          license or
                                          certificate,
                                          partnership agreement
                                          or similar document
                                          evidencing the
                                          identity and existence
                                          of the business entity
                                        . Submit a secretary's
                                          (or similar)
                                          certificate listing
                                          the person(s)
                                          authorized to open or
                                          transact business for
                                          the accounts
              TRUSTS                    . The trust must be
                                          established before an
                                          account can be opened
                                        . Provide the first and
                                          signature pages from
                                          the trust document
                                          identifying the
                                          trustees
                                        . Provide a power of
                                          attorney or similar
                                          document for each
                                          person that is
                                          authorized to open or
                                          transact business in
                                          the account if not a
                                          trustee of the trust

INVESTMENT PROCEDURES

                                           HOW TO ADD TO YOUR
               HOW TO OPEN AN ACCOUNT           ACCOUNT
              THROUGH A FINANCIAL       THROUGH A FINANCIAL
              ADVISER                   ADVISER
              . Contact your adviser    . Contact your adviser
                using the method that     using the method that
                is most convenient to     is most convenient to
                you.                      you.
              BY CHECK                  BY CHECK
              . Call or write us for    . Fill out an investment
                an account application    slip from a
              . Complete the              confirmation or write
                application (and other    us a letter
                required documents, if  . Write your account
                applicable)               number on your check
              . Mail us your original   . Mail us the slip (or
                application (and other    your letter) and the
                required documents, if    check
                applicable) and a check
              BY WIRE                   BY WIRE
              . Call or write us for    . Call to notify us of
                an account application    your incoming wire
              . Complete the            . Instruct your U.S.
                application (and other    financial institution
                required documents, if    to wire your money to
                applicable)               us
              . Call us to fax the
                completed application
                (and other required
                documents, if
                applicable) and we
                will assign you an
                account number
              . Mail us your original
                application (and other
                required documents, if
                applicable)
              . Instruct your U.S.
                financial institution
                to wire your money to
                us
              BY ACH PAYMENT            BY SYSTEMATIC INVESTMENT
              . Call or write us for    . Complete the
                an account application    systematic investment
              . Complete the              section of the
                application (and other    application
                required documents, if  . Attach a voided check
                applicable)               to your application
              . Call us to fax the      . Mail us the completed
                completed application     application and voided
                (and other required       check
                documents, if           . We will electronically
                applicable) and we        debit your purchase
                will assign you an        proceeds from the
                account number            financial institution
              . Mail us your original     account identified on
                application (and other    your account
                required documents, if    application
                applicable)
              . We will electronically
                debit your purchase
                proceeds from the
                financial institution
                account identified on
                your account
                application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Funds process redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                           HOW TO SELL SHARES FROM
                                 YOUR ACCOUNT
                           THROUGH A FINANCIAL
                           ADVISER
                           . Contact your adviser
                             by the method that is
                             most convenient for you
                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The Fund name
                            . The dollar amount or
                              number of shares you
                              want to sell
                            . How and where to send
                              the redemption
                              proceeds
                           . Obtain a signature
                             guarantee (if
                             required) (See
                             "Signature Guarantee
                             Requirements" below)
                           . Obtain other
                             documentation (if
                             required) (See "Wire
                             or ACH Redemption
                             Privileges" below)
                           . Mail us your request
                             and documentation
                           BY WIRE OR ACH
                           . Wire or ACH
                             redemptions are only
                             available if your
                             redemption is for
                             $5,000 or more (except
                             for systematic
                             withdrawals) and you
                             did not decline wire
                             redemption privileges
                             or ACH on your account
                             application
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application) (see "By
                             Telephone") OR
                           . Mail us your request
                             (see "By Mail")
                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which the account is
                              registered
                            . Additional form of
                              identification
                           . Redemption proceeds
                             will be:
                            . Mailed to you OR
                            . Wired to you (unless
                              you declined wire
                              redemption privileges
                              on your account
                              application) (see "By
                              Wire")
                           SYSTEMATICALLY
                           . Complete the
                             systematic withdrawal
                             section of the
                             application
                           . Attach a voided check
                             to your application
                           . Mail us your completed
                             application
                           . Redemption proceeds
                             will be electronically
                             credited to your
                             account at the
                             financial institution
                             identified on your
                             account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on any redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Funds reserve the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1.00% of a Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in an account for a period of time until the transfer agent locates you.

CHOOSING A SHARE CLASS

The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale.

                INSTITUTIONAL SHARES        INVESTOR SHARES
              . Designed for eligible   . Designed for retail
                institutions              investors
                (financial              . Higher expense ratio
                institutions,             than Institutional
                corporations, trusts,     Shares due to Rule
                estates and religious     12b-1 fees
                and charitable
                organizations),
                employee benefit plans
                with assets of at
                least $10 million, and
                registered investment
                advisors or financial
                planners purchasing
                shares on behalf of
                clients and who charge
                asset-based or hourly
                fees
              . Lower expense ratio
                than Investor Shares
                due to no Rule 12b-1
                distribution fees

Fees vary considerably between the Funds' classes. You should carefully consider the differences in the classes' fee structures as well as the length of time you wish to invest in the Funds before choosing which class to purchase. Please review the Fee Table for the Fund before investing in a Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

RULE 12B-1 DISTRIBUTION AND/OR SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay the Distributor a fee of up to 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. Because Investor Shares pay distribution and/or service fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund's sales charge at the time of the exchange.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                               HOW TO EXCHANGE
                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The names of each
                              fund you are
                              exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                           . Open a new account and
                             complete an account
                             application if you are
                             requesting different
                             shareholder privileges
                           . Obtain a signature
                             guarantee, if required
                           . Mail us your request
                             and documentation
                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which account is
                              registered
                            . Additional form of
                              identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

 PORTFOLIO MANAGER PAST PERFORMANCE

GOLDEN LARGE CAP CORE STRATEGY

The performance data set forth below relates to the historical performance of certain private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Golden Large Cap Core Fund (the "Composite"). These accounts were managed by Jeff C. Moser and Greg W. Golden, both of whom are members of the Adviser's portfolio management team. Messrs. Moser and Golden performed all of the functions related to the management of the accounts and have made all portfolio decisions since the strategy inception date. Mr. Moser is the portfolio management team leader with respect to the Fund. (The strategy was formerly named the Large Core Value strategy.) The Adviser does not manage any registered investment company other than the Fund with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

THE COMPOSITE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum applicable annual advisory fee of 0.75% for private accounts in this strategy, pro-rated on a monthly basis, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of

--------
* Prior to forming Golden Capital Management in March 1999, the portfolio managers of the Adviser managed private accounts from December 31, 1995 to March 31, 1999 while employed at TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly owned investment subsidiary of Bank of America. The accounts of the portfolio managers while employed at TradeStreet were managed in substantially the same manner as those accounts currently managed by the Adviser.

1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2006. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the Composite performance below could result in different performance data.

                      ADVISER'S LARGE CAP CORE COMPOSITE
               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING
                               DECEMBER 31, 2006

                                    [CHART]

   1 year       3 years     5 years     10 years
   ------       -------     -------     --------
   13.24%        10.88%      8.07%       12.90%


The calendar year-to-date total return as of September 30, 2007 was 7.04%.

                                ADVISER'S LARGE CAP  S&P 500
                  YEAR(S)       CORE COMPOSITE/(1)/ INDEX/(2)/
                  1 Year (2006)       13.24%         15.80%
                  3 Years             10.88%         10.45%
                  5 Years              8.07%          6.17%
                  10 Years            12.90%          8.40%

/(1)/The Composite includes 31 accounts valued at $588 million, as of December
     31, 2006. The Composite includes accounts (other than wrap program accounts) valued in excess of $1 million that are managed in the Large Cap Core strategy (formerly "Large Core Value" strategy). Composite performance includes terminated accounts. New accounts are added to the Composite in the month following account inception. Composite performance results managed by Jeff C. Moser, CFA and Greg W. Golden, CFA from December 31, 1995 to March 31, 1999 were realized while employed at TradeStreet Investment Associates, Inc., a wholly owned investment subsidiary of Bank of America. For this time period, Golden Capital Management is utilizing two representative portfolios that were the most dominant accounts in the strategy while employed at TradeStreet Investment Associates, Inc. From April 1, 1999 to the present, composite performance results reflect a composite of portfolios managed by Messrs. Moser and Golden while employed at Golden Capital Management.
/(2)/The S&P 500 Index measures the performance of large capitalization U.S.
     equities.

GOLDEN SMALL CAP CORE STRATEGY

The performance data set forth below relates to the historical performance of certain private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Golden Small Cap Core Fund (the "Composite"). These accounts were managed by Greg W. Golden and Jeff C. Moser, both of whom are members of the Adviser's portfolio management team. Messrs. Golden and Moser performed all of the functions related to the management of the accounts and have made all portfolio decisions about the strategy since inception date. Mr. Golden is the portfolio management team leader with respect to the Fund. The Adviser does not manage any registered investment companies other than the Fund with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

THE COMPOSITE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum applicable annual advisory fee of 1.0% for private accounts in this strategy, pro-rated on a monthly basis, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

--------
* Prior to forming the Golden Capital Management in March 1999, the portfolio managers of the Adviser managed private accounts from December 31, 1995 to March 31, 1999 while employed at TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly owned investment subsidiary of Bank of America. The accounts of the portfolio managers while employed at TradeStreet were managed in substantially the same manner as those accounts currently managed by the Adviser.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2006. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the Composite performance below could result in different performance data.

                      ADVISER'S SMALL CAP CORE COMPOSITE
               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING
                               DECEMBER 31, 2006

                [CHART]

                          Since Inception
    1 year     3 years    (June 30, 2002 )
    ------     -------    ----------------
     11.79%     15.61%         16.40%


The calendar year-to-date total return as of September 30, 2007 was 4.23%.

                                 ADVISER'S     S&P 600
                               SMALL CAP CORE SMALL CAP  RUSSELL 2000
          YEAR(S)              COMPOSITE/(1)/ INDEX/(2)/  INDEX/(3)/
          1 Year (2006)            11.79%      15.10%       18.35%
          3 Year (2004-2006)       15.61%      14.99%       13.55%
          Since Inception
            (6/30/02-12/31/06)     16.40%      13.99%       13.94%

/(1)/The Composite includes 21 accounts valued at $162 million, as of December
     31, 2006. The Composite includes accounts (other than wrap program accounts) valued in excess of $1 million that are managed in the Small Cap Core strategy (formerly "Small Core Value" strategy). Composite performance includes terminated accounts. New accounts are added to the Composite in the month following account inception.
/(2)/The S&P SmallCap 600 Index is the Fund's primary benchmark. It is an unmanaged market weighted capitalization index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation.
/(3)/The Russell 2000 Index is an unmanaged index which measures performance of the 2,000 companies that are between the 1,000/th/ and 3,000/th/ largest in the market.

 OTHER INFORMATION

DISTRIBUTIONS

The Funds declare distributions from net investment income and pay those distributions annually. Any net capital gain realized by the Funds will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Funds intend to operate in a manner such that they will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Funds' distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and a Fund's distribution of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Funds may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Funds will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI, and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Funds). From time to time, large shareholders may control the Funds or the Trust.

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Golden Large Cap Core Fund (formerly "Golden Large Core Value Fund") and the Golden Small Cap Core Fund (formerly "Golden Small Core Value Fund") for the periods since the Funds' inception. Certain information reflects financial results for a single Fund share of the Institutional Share class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2007 and the period September 13, 2005 to June 30, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Financial information of the Investor share class is not shown as such class was not offered during the period.

                                                                        SEPTEMBER 13,
                                                                          2005/(A)/
                                                           YEAR ENDED      THROUGH
                                                          JUNE 30, 2007 JUNE 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.31       $ 10.00
                                                            --------       -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                             0.10          0.11
  Net realized and unrealized gain (loss) on investments        1.88          0.23/(c)/
                                                            --------       -------
Total from Investment Operations                                1.98          0.34
                                                            --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                           (0.05)        (0.03)
                                                            --------       -------
NET ASSET VALUE, END OF PERIOD                              $  12.24       $ 10.31
                                                            ========       =======
TOTAL RETURN/(D)/                                              19.20%         3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                 $129,124       $21,563
Ratios to Average Net Assets/(e)/:
  Net expenses                                                  0.70%         0.70%
  Gross expenses/(f)/                                           0.71%         0.72%
  Net investment income (loss)                                  0.89%         1.36%
PORTFOLIO TURNOVER RATE/(D)/                                      56%          120%
----------------------------------------------------------------------  -------------

GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.40       $ 10.00
                                                            --------       -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                            (0.04)        (0.01)
  Net realized and unrealized gain (loss) on investments        2.24          1.41/(c)/
                                                            --------       -------
Total from Investment Operations                                2.20          1.40
                                                            --------       -------
NET ASSET VALUE, END OF PERIOD                              $  13.60       $ 11.40
                                                            ========       =======
TOTAL RETURN/(D)/                                              19.30%        14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                 $197,131       $24,837
Ratios to Average Net Assets/(e)/:
  Net expenses                                                  1.10%         1.10%
  Gross expenses/(f)/                                           1.11%         1.11%
  Net investment income (loss)                                 (0.30)%       (0.11)%
PORTFOLIO TURNOVER RATE/(D)/                                      55%           41%

/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period.
/(c)/Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
/(d)/Not annualized for periods less than one year.
/(e)/Annualized for periods less than one year.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                          GOLDEN LARGE CAP CORE FUND
                             INSTITUTIONAL SHARES
                                INVESTOR SHARES

                          GOLDEN SMALL CAP CORE FUND
                             INSTITUTIONAL SHARES
                                INVESTOR SHARES

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Funds' investments will be available in the Funds' annual/semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

                             CONTACTING THE FUNDS
You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

                                 Golden Funds
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                          (800) 206-8610 (toll free)

The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                   Distributor: Foreside Fund Services, LLC
                               www.foresides.com
                SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Funds' annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                       Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-3023

                                  113-PU-1107